SUPPLEMENT DATED MARCH 20, 2023

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2022

FOR MID-CAP VALUE PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2022 for Mid-Cap Value Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table, and the paragraph immediately preceding this table, is deleted and replaced with the following:

Sub-Adviser – Boston Partners Global Investors, Inc. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Steven L. Pollack, CFA, Portfolio Manager Timothy P. Collard, Portfolio Manager	Since 2015 Since 2023